SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ] Confidential, for Use of the
[X]  Definitive Proxy Statement                Commission Only (as permitted by
[ ]  Definitive Additional Materials           Rule 14a-6(e)(2))
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                         H.E.R.C. PRODUCTS INCORPORATED
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                -------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

          ----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

     ---------------------------------------------------------------------------
2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
3)   Filing Party:

     ---------------------------------------------------------------------------
4)   Date Filed:

     ---------------------------------------------------------------------------

                         H.E.R.C. PRODUCTS INCORPORATED

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 7, 2001

--------------------------------------------------------------------------------

     The Annual Meeting of Stockholders of H.E.R.C. Products Incorporated, a Delaware corporation, will be held at 10:00 a.m., on Thursday, June 7, 2001, at the Country Inn & Suites, 20221 North 29th Avenue, Phoenix, Arizona for the following purposes:

     1. To elect four directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

     2. To ratify the appointment of Arthur Andersen LLP as our independent auditors for the fiscal year ending December 31, 2001.

     3. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     These items of business are more fully described in the proxy statement accompanying this notice.

     Only stockholders of record at the close of business on April 26, 2001 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, we urge to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you attend the meeting, you may vote in person even if you previously have returned a proxy.

                                         Sincerely,

                                         /s/ S. Steven Carl

Phoenix, Arizona                         S. Steven Carl
April 30, 2001                           President

                         H.E.R.C. PRODUCTS INCORPORATED
                         2215 WEST MELINDA LANE, SUITE A
                             PHOENIX, ARIZONA 85027

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

                            VOTING AND OTHER MATTERS

GENERAL

     The enclosed proxy is solicited on behalf of H.E.R.C. Products Incorporated, a Delaware corporation, by our board of directors for use at our Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, June 7, 2001, or at any adjournment of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of Annual Meeting of Stockholders. The meeting will be held at the Country Inn & Suites, 20221 North 29th Avenue, Phoenix, Arizona.

     These proxy solicitation materials are being first mailed on or about April 30, 2001, to all stockholders entitled to vote at the meeting.

VOTING SECURITIES AND VOTING RIGHTS

     Stockholders of record at the close of business on April 26, 2001 are entitled to notice of and to vote at the meeting. On the record date, there were outstanding 11,769,634 shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

     The presence, in person or by proxy, of the holders of one half of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, (a) the affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of directors; and (b) the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for the ratification of the appointment of Arthur Andersen LLP as our independent auditors for the fiscal year ending December 31, 2001.

     Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

     When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) "for" the election of nominees set forth in this proxy statement; and (2) "for" the ratification of the appointment of Arthur Andersen LLP as our independent auditors for the fiscal year ending December 31, 2001.

REVOCABILITY OF PROXIES

     Any person giving a proxy may revoke the proxy at any time before its use by

     *    delivering to us written notice of revocation;

     *    delivering to us a duly executed proxy bearing a later date; or

     *    attending the meeting and voting in person.

SOLICITATION

     We will pay the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Some of our directors or officers may solicit proxies, personally or by telephone or e-mail, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

     Our 2000 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the "Report of the Audit Committee of the Board of Directors" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

     WE WILL PROVIDE UPON WRITTEN REQUEST, WITHOUT CHARGE TO EACH STOCKHOLDER OF RECORD AS OF THE RECORD DATE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE SEC. ANY EXHIBITS LISTED IN THE FORM 10-KSB REPORT ALSO WILL BE FURNISHED UPON REQUEST AT THE ACTUAL EXPENSE INCURRED BY US IN FURNISHING SUCH EXHIBITS. ANY SUCH REQUESTS SHOULD BE DIRECTED TO OUR COMPANY'S SECRETARY AT OUR EXECUTIVE OFFICES SET FORTH IN THIS PROXY STATEMENT.

                              ELECTION OF DIRECTORS

NOMINEES

     Our bylaws provide that the number of directors shall be fixed from time to time by resolution of our board of directors. Currently, our board of directors is comprised of four members. All directors are elected at each annual meeting of our stockholders. Directors hold office for one year or until their successors have been elected and qualified.

     A board of four directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. All of the nominees currently are directors of our company. In the event that any such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current board of directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director.

     The following table sets forth certain information regarding the nominees for directors.

     NAME                          AGE              POSITION HELD
     ----                          ---              -------------
     S. Steven Carl.............   43    Chairman of the Board of Directors,
                                           Chief Executive Officer and President
     Salvatore DiMascio.........   61    Director
     R. John Armstrong..........   57    Director
     Robert Affholder...........   65    Director

     S. STEVEN CARL has served as our Chairman of the Board of Directors since February 1996, and has served as our Chief Executive Officer and as a director of our company since August 1995. Mr. Carl has served as our President since May 1997, and also from August 1995 until February 1996. Mr. Carl served as the President and Chief Executive Officer of CCT Corporation, a wholly owned subsidiary of our company acquired in May 1995.

     SALVATORE DIMASCIO has been a director of our company since September 3, 1996. Since 1986, Mr. DiMascio has been President of DiMascio Venture Management, a management and investment consulting firm. From June 1994 until June 1997, Mr. DiMascio was Executive Vice President and Chief Financial Officer of Anchor Gaming, a public company. Among other executive level positions held during his 30-year career, Mr. DiMascio was Senior Vice President and Chief Financial Officer of Conair Corporation. In addition, he has experience in industrial products manufacturing, distribution, and other service industries. Mr. DiMascio is currently a director of Fotoball USA, a public company. Mr. DiMascio is a certified public accountant.

     R. JOHN ARMSTRONG has been a director of our company since January 1, 1999. Mr. Armstrong served 11 years in the U.S. Navy, with experience in ship design, construction, and maintenance, with a four year tour at a SupShip (supervisor of shipbuilding office), serving in quality assurance, contracts, and planning departments in addition to serving two years on the engineering faculty at the Naval Academy. Following his resignation from the Navy in 1978, Mr. Armstrong served as a Project Manager and, ultimately, Executive Vice President of a professional services company in Washington D.C., providing engineering and computer services to a broad spectrum of clients until 1986. In 1986, Mr. Armstrong became the President of Seaward Marine Services, Inc., engaged in international diving services.

     ROBERT W. AFFHOLDER has been a director of our company since October 1, 2000. Since 1996, Mr. Affholder has been Senior Executive Vice President of Insituform Technologies, Inc., a public company. From 1995 until 1996, Mr.
Affholder was Senior Vice President-Chief Operating Officer of North American Contracting Operations of Insituform Technologies, Inc. Mr. Affholder was President of Insituform Mid-America, Inc. from 1994 until its acquisition by Insituform Technologies, Inc. in 1995, and was Vice Chairman of Insituform Mid-America from 1993 until 1995.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Our board of directors held five meetings during the fiscal year ended December 31, 2000. Each of our directors attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during fiscal 2000, and (ii) the total number of meetings held by all committees of our board of directors on which such person served during fiscal 2000.

     Our bylaws authorize our board of directors to appoint among its members one or more committees consisting of one or more directors. The Audit Committee, which currently consists of Messrs. DiMascio, Armstrong, and Affholder, non-employee directors of our company, reviews the annual financial statements, any significant accounting issues, and the scope of the audit with our independent auditors and discusses with the auditors any other audit-related matters that may arise during the year. The Compensation Committee, which consists of all of the members of our board of directors, reviews and acts on matters relating to compensation levels and benefit plans for key executives of our company and administers and interprets our 1993 Incentive Stock Option Plan and our Performance Equity Plan, with respect to grants of stock options and awards to persons who at the time of grant are key employees, officers, directors, and consultants of our company.

DIRECTOR COMPENSATION AND OTHER INFORMATION

     Directors who are employees of our company do not receive any additional compensation for serving as members of our board of directors. Non-employee directors receive a retainer of $15,000 per year, payable as follows:

     * $1,500 semi-annually on the first day of the second and fourth quarters following such election;

     * $1,000 for personal attendance at duly convened quarterly meetings of our board; and

     * $2,000 in restricted common stock payable on the first day of each quarter measured on the close of trading at the last trading day of the prior quarter.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

     The following table sets forth certain information concerning the compensation for the years ended December 31, 1998, 1999, and 2000 paid to our Chief Executive Officer. None of our other executive officers earned cash compensation that exceeded $100,000 during the year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM COMPENSATION
                                                                             AWARDS
                                                                    ------------------------
                                                                    RESTRICTED    SECURITIES
NAME AND                                                               STOCK      UNDERLYING       ALL OTHER
PRINCIPAL POSITION                 YEAR      SALARY(1)     BONUS     AWARDS(2)    OPTIONS(3)    COMPENSATION(4)
------------------                 ----      ---------     -----     ---------    ----------    ---------------
S. Steven Carl...............      2000      $129,706     $13,600           --           --         $8,155
   Chairman of the Board, Chief    1999       122,469      11,444      $16,500           --          6,356
     Executive Officer, and        1998        82,100          --           --      100,000          6,120
     President

----------
(1) Mr. Carl also received certain perquisites, the value of which did not exceed 10% of his salary and bonus during fiscal 2000.
(2) The awards of restricted stock are calculated by multiplying the closing market price of our common stock on the date of grant by the number of shares awarded. In connection with his employment agreement, Mr. Carl was granted 50,000 shares of restricted common stock at fair market value.
(3) The exercise prices of all stock options granted were equal to the fair market value of our common stock on the date of grant.
(4) Other compensation consists of 401(k) plan matching contributions and an automobile allowance.

OPTION GRANTS

     We did not grant stock options to Mr. Carl during the fiscal year ended December 31, 2000.

RECENT GRANTS OF STOCK OPTIONS

     On March 29, 2001, we granted to Mr. Carl options to purchase 50,000 shares of our common stock at an exercise price of $0.19.

YEAR-END OPTION HOLDINGS

     The following table provides information with respect to options held by Mr. Carl as of December 31, 2000. Mr. Carl did not exercise options during the year ended December 31, 2000.

                      OPTIONS HELD AS OF DECEMBER 31, 2000

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED
                                                    OPTIONS AT FISCAL YEAR-END
                                                 -------------------------------
NAME                                             EXERCISABLE       UNEXERCISABLE
----                                             -----------       -------------

S. Steven Carl(1).............................      230,000             20,000

----------
(1) None of the unexercised options listed had any value at fiscal year-end, because the exercise price of all the options held by the listed officer was greater than $0.17 per share, which was the closing sales price of our common stock as quoted on the OTCBB on December 29, 2000.

EMPLOYMENT AGREEMENT

     Effective June 15, 1999, we entered into an employment agreement with S. Steven Carl. The employment agreement has an initial term through June 15, 2001, and is subject to automatic renewal for successive one-year terms unless either party requests to renegotiate or terminates the agreement by giving the other party at least six months' written notice.

     Mr. Carl's employment agreement provides for him to serve as our President and Chief Executive Officer. The employment agreement provides for Mr. Carl to receive a base salary of $115,500 with annual increases of 15% per year during the term of the agreement, which salary is currently $132,825 per year. However, in the event the agreement is automatically renewed, the base salary shall not increase without approval by our board of directors. Mr. Carl is also entitled to receive annual bonuses, payable in cash or with shares of our common stock, equal to 7.5% our annual EBITDA before giving effect to any extraordinary accounting events or accounting impacts from discontinued operations. Mr. Carl received a bonus of $13,600 during fiscal 2000. The value of bonuses paid in common stock shall be based on the closing bid price of our common stock on the last trading day of the relevant year to which the bonus relates. Our board of directors may also award Mr. Carl such other bonuses and increases in base salary as warranted from time to time. During any fiscal year during the term of the agreement, if we achieve our projected EBITDA, as projected by our annual budget approved by our board of directors at the beginning of the fiscal year, Mr. Carl shall be entitled to receive an additional incentive bonus of 25,000 shares of common stock.

     In addition, the employment agreement requires us to

     o provide Mr. Carl with a monthly car allowance of $500 or an automobile suitable for business use;

     o reimburse Mr. Carl for all travel, entertainment, and other ordinary and necessary expenses incurred in connection with our business and his duties under the employment agreements; and

     o provide such other fringe benefits that we make generally available to our other senior executives.

     Upon execution of the employment agreement, we granted Mr. Carl 50,000 shares of restricted common stock.

     The employment agreement may be terminated by reason of resignation, death, disability, or as a result of termination of employment "for cause," as defined in the agreement. In the event of a termination of the agreement or if the agreement expires without being renewed or extended, Mr. Carl will resign as a director of our company effective on the date of termination or expiration.

     The employment agreement also prohibits Mr. Carl from

     o competing with us for a period of 18 months following the termination of his employment with our company;

     o taking certain actions intended to solicit other persons to terminate their business relationship with us or to terminate his or her employment relationship with us; and

     o making unauthorized use or disclosure of our trade secrets or other confidential information.

PERFORMANCE EQUITY PLAN

     During 1996, we adopted the Performance Equity Plan to enable our company to offer to our key employees, officers, directors, and consultants an opportunity to acquire a proprietary interest in our company and to link their interests and efforts to the long-term interests of our stockholders. Our stockholders approved the plan in July 1996. The plan provides for the granting of awards to employees, officers, directors, and consultants eligible to receive awards under the plan. These awards may include stock options, restricted stock, stock appreciation rights, deferred stock, stock reload options, and other stock based awards. A total of 1,000,000 shares of common stock may be issued under the plan. As of April 19, 2001, no shares of our common stock had been issued upon exercise of options granted under the plan, and there were outstanding options to acquire 818,500 shares of our common stock. As of April 20, 2001, 181,500 shares remained available for issuance under the plan. The plan will remain in effect until no further grants can be made and no awards remain outstanding, however, incentive stock options may only be made through May 2006.

     Awards may be made or granted only to persons who at the time of grant are key employees, officers, directors, and consultants who are deemed to have rendered or to be able to render significant services to our company, and who are deemed to have contributed or to have the potential to contribute to the success of our company. Options that are incentive stock options may only be granted to employees of our company. To the extent that granted options are incentive stock options, the terms and conditions of those options must be consistent with the qualification requirements set forth in the Internal Revenue Code.

     The plan is administered by our board of directors, except that our board of directors may delegate its power to administer the plan to a committee appointed by our board of directors. Our board of directors or the committee will have the authority to administer all matters governing the plan, including the persons eligible to receive awards, the terms and conditions of grants of awards, the specified performance goals or other criteria that need to be attained for the vesting of awards, and the substitution of any awards.

     The exercise prices, expiration dates, maximum number of shares purchasable, and the other provisions of the options will be established at the time of grant. The exercise prices of options may not be less than 100% (110% if the option is granted to a stockholder who, at the time of grant, owns common stock possessing more than 10% of the combined voting power of all class of stock of our company) of the fair market value of our common stock on the date of grant. Options may be granted for terms determined by the committee and become exercisable in whole or in one or more installments at such time as may be determined upon grant of the options, and may be waived at any time by the committee.

     Under the plan, our board of directors or the committee also may award shares of restricted stock or other stock-based awards either alone or in addition to other awards granted under the plan. The committee will determine the eligible persons, the number of shares to be awarded, the price (if any) to be paid by the holder, and all other terms and conditions of such awards.

     Upon a merger or other recapitalization of our company, such substitution or adjustment will be made in the aggregate number of shares reserved for issuance under the plan, in the number, terms of, and exercise price of shares subject to outstanding awards, as may be determined to be appropriate by the committee in order to prevent dilution or enlargement of rights. Upon a change of control of our company that is not authorized by our board of directors, the vesting periods of all awards granted and outstanding under the plan will accelerate and become fully vested and immediately exercisable.

1993 INCENTIVE STOCK OPTION PLAN

     During October 1993, we adopted, and our stockholders approved, the 1993 Incentive Stock Option Plan to advance the interests of our company by encouraging and enabling key employees to acquire a financial interest in our company and to link their interests and efforts to the long-term interests of our stockholders. The plan provides for the granting of stock options to key employees of our company. A total of 350,000 shares of common stock may be issued under the plan. As of April 19, 2001, 10,000 shares of our common stock had been issued upon exercise of options granted under the plan, and there were outstanding options to acquire 88,000 shares of our common stock under the plan. As of April 19, 2001, 252,000 shares remained available for issuance under the plan.

     Options may be granted only to persons who at the time of grant are key employees of our company. The plan is administered and interpreted by the compensation committee of our board of directors. The committee determines the individuals to whom, and the time or times at which, options are granted, the number of shares subject to each option, the duration, exercise price, vesting, and other terms and conditions of options granted.

     In no event will the exercise price of an option be less than the fair market value of our common stock on the date of grant. Options may be granted for terms of up to but not exceeding ten years from the date of grant.

     In the event of any recapitalization of our company, the committee will adjust the number of shares of stock available for options, as well as the shares and exercise prices subject to any options. The plan will terminate on the earliest of (a) the date when all shares of common stock reserved for issuance under the plan have been acquired through exercise of options granted under the plan; (b) October 2003; or (c) such earlier date as our board of directors may determine.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

     Our board of directors has appointed an audit committee, currently consisting of three directors as of the date of this proxy statement. All of the members of the committee are "independent" of our company and management, as that term is defined in the NASD's listing standards.

     The primary responsibility of the committee is to oversee our company's financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing our financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles in the United States.

     In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors' judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES. The committee also discussed with the independent auditors the auditors' independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditors.

     The committee discussed with our independent auditors the overall scope and plans for the audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of our company, the internal controls, and the overall quality of the financial reporting. The committee held four meetings during fiscal 2000.

     Based on the reviews and discussions referred to above, the committee recommended to our board of directors, and our board approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The committee and our board of directors also have recommended, subject to stockholder approval, the selection of the company's independent auditors. See "Ratification of Appointment of Independent Auditors."

     Our board of directors has adopted a written charter for the Audit Committee. A copy of that charter is included as "Appendix A" to this proxy statement.

April 23, 2001

                                    Salvatore DiMascio
                                    R. John Armstrong
                                    Robert Affholder

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms that we received during the fiscal year ended December 31, 2000, and written representations that no other reports were required, we believe that each person who at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year, except that during fiscal 2000, Mr. Affholder filed a late Form 5 covering his initial statement of beneficial ownership.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                             DIRECTORS, AND OFFICERS

     The following table sets forth certain information regarding the shares of our outstanding common stock beneficially owned as of April 26, 2001 by (i) each director; (ii) the executive officers set forth in the Summary Compensation Table under the section entitled "Executive Compensation;" (iii) all of our directors and executive officers as a group; and (iv) each other person who is known by us to beneficially own or to exercise voting or dispositive control over more than 5% of our common stock.

                                                  NUMBER OF SHARES
NAME AND ADDRESS OF                                AND NATURE OF          APPROXIMATE PERCENTAGE
BENEFICIAL OWNER(1)                           BENEFICIAL OWNERSHIP(2)    OF OUTSTANDING SHARES(2)
-------------------                           -----------------------    ------------------------
DIRECTORS AND EXECUTIVE OFFICERS
S. Steven Carl..............................          797,709(3)                    6.6%
R. John Armstrong...........................          110,572                       *
Salvatore D. DiMascio.......................           97,683(4)                    *
Robert Affholder............................           27,867                       *
Directors and executive officers as a group
   (6 persons)..............................        1,544,531                      12.7%

NON-MANAGEMENT 5% STOCKHOLDERS
Lance Laifer................................        3,375,516(5)                   28.7%
Norman H. Pessin............................          985,000(6)                    8.4%
Shelby Carl.................................          638,470(7)                    5.4%

----------
* Less than 1%

(1) Except as indicated, and subject to community property laws when applicable, each officer, director, and 5% stockholder named in the table above has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as otherwise indicated, each director, officer, or 5% stockholder may be reached through our offices at 2215 West Melinda Lane, Suite A, Phoenix, Arizona 85027.
(2) The percentages shown are calculated based upon 11,769,634 shares of common stock outstanding on April 26, 2001. The numbers and percentages shown include the shares of common stock actually owned as of April 26, 2001 and the shares of common stock that the person or group had the right to acquire within 60 days of April 26, 2001. In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of April 26, 2001 upon the exercise of options and warrants are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.
(3) Includes 280,000 shares of common stock issuable upon exercise of stock options.
(4) Includes 20,000 shares of common stock issuable upon exercise of stock options.
(5) Hilltop Partners, L.P., Laifer Capital Management, Inc., and Lance Laifer are affiliates with respect to each other. Hilltop beneficially owns 1,664,616 shares of our common stock, and Laifer Capital Management, Inc. beneficially owns 3,375,516 shares of our common stock in its capacity as investment advisor to various investment entities including Hilltop. Mr. Laifer is the president, sole director, and principal stockholder of Laifer Capital Management, Inc., and is deemed to have the same beneficial ownership as Laifer Capital Management, Inc. Mr. Laifer has sole voting and investment power with respect to 2,185,316 shares of common stock and shares investment power with respect to 1,190,200 shares of common stock. The address for Hilltop Partners, Laifer Capital Management, and Lance Laifer are c/o Laifer Capital Management, Inc. is 450 Seventh Avenue, Suite 1604, New York, New York 10123. The information is based solely upon a Schedule 13D/A filed with the Securities and Exchange Commission as of April 11, 2001.

(6) Norman H. Pessin is a principal of Neuberger & Berman, LLC, a registered broker/dealer and registered investment advisor. Mr. Pessin has sole voting and dispositive power with respect to all shares of our common stock held by him. The address for Mr. Pessin is c/o Neuberger & Berman, LLC, 605 Third Avenue, New York, NY 10158.
(7) Includes 50,000 shares of common stock issuable upon exercise of stock options and warrants.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Aggregate fees billed to our company for the fiscal year ended December 31, 2000 by our principal accounting firm, Arthur Andersen LLP, are as follows:

     Audit Fees.......................................................  $ 29,500
     Financial Information Systems Design and Implementation Fees.....  $     --
     All Other Fees...................................................  $ 29,800

     Our board of directors has appointed Arthur Andersen LLP, independent public accountants, to audit our consolidated financial statements for the fiscal year ending December 31, 2001 and recommends that the stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, our board of directors will reconsider its selection. We anticipate that representatives of Arthur Andersen LLP will be present at the meeting. These representatives will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions. The members of our audit committee believe that the non-audit services provided by Arthur Andersen LLP, referenced above in "Financial Information Systems Design and Implementation Fees" and "All Other Fees," are compatible with maintaining our principal accounting firm's independence.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholder proposals that are intended to be presented by such stockholders at our annual meeting of stockholders to be held during calendar 2002 must be received by us no later than February 7, 2002, in order to be included in the proxy statement and form of proxy relating to such meeting. Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2002, except in circumstances where (a) we receive notice of the proposed matter no later than April 23, 2002; and (b) the proponent complies with the other requirements set forth in Rule 14a-4.

                                  OTHER MATTERS

     We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our board of directors may recommend.

                                                           Dated: April 30, 2001

                                   APPENDIX A

                                     CHARTER
                             OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF

                         H.E.R.C. PRODUCTS INCORPORATED

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to oversee: the financial reports and other financial information provided by H.E.R.C. Products Incorporated ("the Corporation") to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting and legal compliance that management and the Board have established; and the Corporations' auditing, accounting and financial reporting processes generally. Consistent with these functions the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system while overseeing that management has maintained the reliability and integrity of the accounting policies, financial reporting and disclosure practices, and an adequate system(s) of internal control.

     a. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation. The Audit Committee is authorized to retain outside or special counsel, auditors, accounting or other consultants, experts, and professionals for this purpose.

     b. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants or advisors to, the Audit Committee.

2.   Select, evaluate, and replace the independent accountants.

3. Review and appraise the audit efforts of the Corporation's independent accountants, including requiring the independent accountants to submit a formal written statement regarding relationships and services that may affect objectivity and independence.

4. Provide an open avenue of communications among the independent accountants, financial and senior management, and the Board of Directors, including discussions of any relevant matters with independent accountants and making recommendations that the full Board take appropriate action to ensure independence of the accountants.

5. Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and Corporation policy.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Article IV of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of three (3) or more directors as determined by the Board, each of whom shall be an independent director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee under the rules and regulations of the Nasdaq Stock Market, as such rules and regulations may be amended or supplemented from time-to-time.

1. INDEPENDENT DIRECTOR. For the purposes of this Audit Committee Charter, the term "independent director" shall mean a person other than an officer or employee of the Corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the Corporation's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

     a. a director who is employed by the Corporation or any of its affiliates for the current year or any of the past three years;

     b. a director who accepts any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     c. a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a persons' spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

     d. a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

     e. a director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

2. FINANCIAL SOPHISTICATION. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one (1) member of the Audit Committee shall have accounting or related financial management expertise. The following financial sophistication requirements shall apply to the Audit Committee:

     a. Each independent director shall be able to demonstrate the ability to understand fundamental financial statements, including the Corporation's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee.

     b. The Corporation shall be able to certify that it has, and will continue to have, at least one (1) member of the Audit Committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     3. NON-INDEPENDENT DIRECTOR EXCEPTION. Notwithstanding Article II, sections 1 and 2, one (1) director who is not independent as defined in section 1, and is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the Board, under exceptional circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Corporation and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination and the Corporation complies with all other requirements of the rules and regulations of the Nasdaq Stock Market with respect to non-independent members of the Audit Committee, as such rules and regulations may be amended or supplemented from time to time.

     4. SMALL BUSINESS FILERS AUDIT COMMITTEE COMPOSITION EXCEPTION. Should the Corporation qualify for and file financial reports under the exception for "small business" issuers pursuant to Securities and Exchange Commission Regulation S-B, the Audit Committee may be comprised of two (2) or more directors a majority of whom shall be independent directors as provided under section 1
          Article II hereof and who shall not otherwise be subject to the requirements of sections 2 and 3 of Articles II.

     5. ELECTION. The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. Minutes of the meetings of the Audit Committee shall be kept by the secretary to the Committee and shall be reported to the Board of Directors. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with section 4 of Article IV below.

IV. RESPONSIBILITIES AND DUTIES

     The primary responsibility of the Audit Committee is to oversee the Corporation's financial reporting process on behalf of the Board and to report the results of the Committee's activities to the Board. The Committee recognizes that management shall be responsible for preparing the Corporation's financial statements and the independent auditors shall be responsible for auditing those financial statements. The functions set forth below shall be the principal recurring activities of the Committee in carrying out its oversight function. In carrying out its responsibilities, however, the Committee shall remain flexible in order to best react to changing conditions and circumstances. The following functions are set forth as a guide with the understanding that the Committee may deviate from this guide and supplement these functions as the Committee deems appropriate under the circumstances.

1. AUDIT CHARTER REVIEW. Review and update this Charter periodically, at least annually and recommend any proposed changes to the Board for approval, as conditions dictate.

2. FORM 10-KSB FINANCIAL STATEMENTS AND ANNUAL REPORT REVIEW. Review with management and the independent auditors the financial statements to be included in the Corporation's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form
     10-K), including the auditors' judgment about the quality, not just acceptability, of the Corporation's accounting principles, the consistency of the Corporation's accounting policies and their application, and the clarity and completeness of the Corporation's financial statements and related disclosures.

3.   MANAGEMENT   REPORTS  REVIEW.   Review  the  regular  internal  reports  to
     management and management's response.

4. FORM 10-QSB REVIEW; PRERELEASE OF EARNINGS REVIEW. If so requested by the independent auditors or the Corporation's management, review with financial management and the independent accountants the Form 10-QSB prior to its filing and prior to the announcement of or release of earnings by management to the public in the form of formal press release or otherwise. The Chair of the Committee may represent the entire Committee for purposes of this review.

5. INDEPENDENT ACCOUNTANT RECOMMENDATION. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants, and, if appropriate, to replace the independent auditors. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountant's independence. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Corporation's shareholders.

6.   INDEPENDENT   ACCOUNTANT  PERFORMANCE  AND  RETENTION  REVIEW.  Review  the
     performance of the independent accountants and approve any proposed discharge of the independent accounts when circumstances warrant.

7.   INDEPENDENT  ACCOUNTANTS  CONSULTATIONS.   Periodically  consult  with  the
     independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

8. FINANCIAL REPORTING PROCESS REVIEW. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

9. ACCOUNTING PRINCIPLES REVIEW. Consider the judgments of independent accountant and management, including the Chief Executive Officer, Chief Financial Officer, and General Counsel, about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10.  AUDITING  AND  ACCOUNTING  PRINCIPLES  CHANGES AND  PRACTICE.  Consider and
     approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practice as suggested by the independent accountants or management.

11. SYSTEMS OF REPORTING MANAGEMENT JUDGMENT. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. ANNUAL AUDIT PLAN, SCOPE AND REVIEW. Prior to undertaking the annual audit, the Committee shall discuss with management and the independent auditors the overall scope and plans for the audit, including the adequacy of staffing and the compensation to be paid to the independent auditors. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information. The Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including SAS No. 61, as such may be amended or supplemented.

13.  SIGNIFICANT  DISAGREEMENT REVIEW. Review any significant disagreement among
     management  and  the   independent   accountants  in  connection  with  the
     preparation of the financial statements.

14. FINANCIAL ACCOUNTING PRACTICE IMPROVEMENTS, CHANGES AND IMPLEMENTATION REVIEW. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

15. LEGAL COMPLIANCE REVIEW. Review with the organization's legal counsel, legal compliance matters including corporate securities trading policies.

16. SIGNIFICANT LEGAL MATTERS REVIEW. Review with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements, the Corporation's compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

17. ANNUAL SHAREHOLDERS MEETING PROXY STATEMENT. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's Proxy Statement to be delivered to shareholders in connection with the Corporation's annual meeting of shareholders.

18. PERFORM ACTIVITIES NECESSARY AND APPROPRIATE. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Corporation's financial management as well as the independent  auditors have more time,  knowledge,  and more detailed information regarding the Corporation than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Corporation's financial statements or any professional certification as to the independent auditors' work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Corporation's internal policies and procedures.


Dated: August 10, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                         H.E.R.C. PRODUCTS INCORPORATED

                       2001 ANNUAL MEETING OF STOCKHOLDERS


     The undersigned stockholder of H.E.R.C. PRODUCTS INCORPORATED, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated May 10, 2001, and hereby appoints S. Steven Carl and John Gulick, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of H.E.R.C. PRODUCTS INCORPORATED, to be held on Thursday, June 7, 2001, at 10:00 a.m., local time, at the Country Inn & Suites, 20221 North 29th Avenue, Phoenix, Arizona, and at any adjournment or adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.


[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

                     FOR all nominees         WITHHOLD AUTHORITY
                     listed at right       to vote for all nominees
                  (except as indicated)        listed at right         NOMINEES:

1.   ELECTION OF          [ ]                        [ ]               S. Steven Carl
     DIRECTORS:                                                        Salvatore DiMascio
                                                                       R. John Armstrong
                                                                       Robert Affholder

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list at right.

2.   Proposal  to  ratify  the   appointment  of  Arthur  Andersen  LLP  as  the
     independent auditors of the Company for the fiscal year ending December 31, 2001.

     [ ]  FOR                       [ ]  AGAINST                  [ ]  ABSTAIN

and upon such matters that may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature                                             Dated:              , 2001
         -----------------------------------------          -------------


         -----------------------------------------
                 Signature if held jointly


NOTE: (THIS PROXY SHOULD BE DATED, SIGNED BY THE STOCKHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON, AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH STOCKHOLDERS SHOULD SIGN.)